SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                          ---------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report: February 2, 2004



                        GRAPHON CORPORATION
      (Exact name of Registrant as specified in its charter)



      Delaware               0-21683           13-3899021
     (State of        (Commission File No.)   IRS Employer
   incorporation)                            Identification
                                                Number)



        105 Cochrane Circle, Morgan Hill, California 95037
             (Address of principal executive offices)


           Registrant's telephone number: (800) 472-7466



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Item 5.  Other Events

      On February 2, 2004, GraphOn Corporation issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended, announcing the completion of a private offering of its common stock. A copy of the press release is being furnished as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Business Acquired: None

(b)   Pro Forma Financial Information: None

(c)   Exhibits:

Exhibit No.    Description

    99.1       Press Release dated February 2, 2004

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 2, 2004                   GRAPHON CORPORATION
                                          (Registrant)

                                    By:   /s/William Swain
                                          -----------------------
                                          William Swain
                                          Chief Financial Officer